UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERICAN FINANCIAL GROUP, INC.
1 EAST FOURTH STREET
CINCINNATI, OH 45202
ATTN: KARL GRAFE
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - ‘-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c)o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All		Withhold All	For All Except			To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors Nominees		☐	☐		☐

01	Carl H. Lindner 02 Carl H. Lindner III 03 S. Craig Lindner 04 Kenneth C. Ambrecht 05 Theodore H. Emmerich
06	James E. Evans 07 Terry S. Jacobs 08 Gregory G. Joseph 09 William W. Verity 10 John I. Von Lehman

The Board of Directors recommends you vote FOR the following proposal(s):									For	Against	Abstain

2.	Proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Public Accountants for 2010.								☐	☐	☐

3.	Proposal to Amend the Company’s 2005 Stock Incentive Plan to increase the shares available for grant from 7,500,000 to 10,500,000.								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address change/comments, mark here.							☐
(see reverse for instructions)
				Yes	No
Please indicate if you plan to attend this meeting				☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report Notice & Proxy Statement Form 10-K is/are available at www.proxyvote.com.

AMERICAN FINANCIAL GROUP. INC.
Annual Meeting of Shareholders
May 12. 2010 11:30 AM EDT
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Karl J. Grafe and James C. Kennedy, and either of them, attorneys and proxies, with the power of substitution to each, to vote all shares of Common Stock of the Company that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held May 12, 2010 at 11:30 A.M., on the matters set forth on the reverse side (and at their discretion to cumulate votes in the election of directors if cumulative voting is invoked by a shareholder through proper notice to the Company), and on such other matters as may properly come before the meeting or any postponement or adjournment thereof.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

* * *  Exercise Your Right to Vote * * *
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 12, 2010

Meeting Information
AMERICAN FINANCIAL GROUP INC.		Meeting Type: Annual Meeting
For holders as of: March 15, 2010
Date: May 12, 2010 Time: 11:30 AM EDT
	Location:	The Cincinnatian Hotel
Second Floor - Filson Room
601 Vine Street
Cincinnati, Ohio 45202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report           2. Notice & Proxy Statement           3. Form 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:     www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:          sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote
FOR the following:

1. Election of Directors
Nominees
01 Carl H. Lindner	02 Carl H. Lindner III	03 S. Craig Lindner	04 Kenneth C. Ambrecht	05 Theodore H. Emmerich
06 James E. Evans	07 Terry S. Jacobs	08 Gregory G. Joseph	09 William W. Verity	10 John I. Von Lehman

The Board of Directors recommends you vote FOR the following proposal(s):
2	Proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Public Accountants for 2010.

3	Proposal to Amend the Company’s 2005 Stock Incentive Plan to increase the shares available for grant from 7,500,000 to 10,500,000.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy
Materials

AMERICAN FINANCIAL GROUP, INC.
AMERICAN FINANCIAL GROUP, INC.
1 EAST FOURTH STREET
CINCINNATI, OH 45202
ATTN: KARL GRAFE

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 15, 2010
Date: May 12, 2010         Time: 11:30 AM EDT

Location:	The Cincinnatian Hotel
Second Floor - Filson Room
601 Vine Street
Cincinnati, Ohio 45202
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You —
Vote

How to Access the Proxy
Materials
Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report	2. Notice & Proxy Statement	3. Form 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of The Following Voting
Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends that you vote
FOR the following:

1. Election of Directors
Nominees
01 Carl H. Lindner	02 Carl H. Lindner III	03 S. Craig Lindner	04 Kenneth C. Ambrecht	05 Theodore H. Emmerich
06 James E. Evans	07 Terry S. Jacobs	08 Gregory G. Joseph	09 William W. Verity	10 John I. Von Lehman
The Board of Directors recommends you vote FOR the following proposal(s):
2	Proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Public Accountants for 2010.

3	Proposal to Amend the Company’s 2005 Stock Incentive Plan to increase the shares available for grant from 7,500,000 to 10,500,000.
NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES***
Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will not longer be allowed to vote uninstructed shares.
Therefore, it is very important that you vote your shares for all proposals including the election of directors.
In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Vote by Internet
Go to Website: www.proxyvote.com
Follow these four easy steps:
•	Read the accompanying Proxy materials.

•	Go to website www.proxyvote.com

•	Have your vote instruction form in hand when you access the website.

•	Follow the simple instructions.
********Note********
When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically
Vote by Telephone
Call toll-free on a touch-tone phone in the U.S. or Canada
Follow these four easy steps:
•	Read the accompanying Proxy materials.

•	Call the toll-free phone number printed on the enclosed vote instruction form.

•	Have your vote instruction form in hand when you call the toll-free number.

•	Follow the recorded instructions:
*Press 1 to vote as the Board recommends
*Press 2 to vote each proposal individually

Do not return your vote instruction form if you are voting by Internet or Telephone

This is a NOTIFICATION of the:
AMERICAN FINANCIAL GROUP, INC. 2010 Annual Meeting of Shareholders
MEETING DATE: May 12, 2010
RECORD DATE: March 15, 2010
CUSIP NUMBER: 025932104
In connection with the AMERICAN FINANCIAL GROUP, INC. 2010 Annual Meeting of Shareholders, this e-mail describes how to access proxy materials and vote.
GENERAL INFORMATION
Important Notice Regarding the Availability of Proxy Materials
If you received this e-mail, then our records show that you may have consented to receive our proxy materials electronically and to vote over the Internet or by telephone. You may have given this consent
(a)  by enrolling at http://www.InvestorDelivery.com,
(b)  during a vote at http://proxyvote.com, or
(c)  by holding shares in an employee benefit plan.
Please read these instructions carefully.
If you hold AMERICAN FINANCIAL GROUP, INC. shares in multiple accounts, you may receive multiple e-mails showing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote your shares for each account.
CONTROL NUMBER: 012345678901
VOTING OVER THE INTERNET OR BY PHONE
Internet and telephone votes are accepted until 11:59 p.m. Eastern Time on Sunday, May 09, 2010 for shares in employee benefit plans, or Tuesday, May 11, 2010 for all other shares.
You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.
http://www.proxyvote.com/0012345678901
To access ProxyVote.com, you will need the control number identified above and your four digit PIN:
* If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee, this PIN is the last four digits of your Social Security number.
*If you are a shareholder who consented to receive proxy materials electronically, this PIN is the four digit number you selected at the time of your enrollment.
* If you do not know your PIN, please follow the instructions at http://www.proxyvote.com.

If you wish to vote by telephone, then please call 1-800-690-6903. You will need your control number to vote.
To view the documents below, you may need the Adobe Acrobat Reader. To download the free Adobe Acrobat Reader, click the URL address below:
http://www.adobe.com/products/acrobat/readstep2.html
PROXY MATERIAL
The proxy materials can also be found by clicking the following links:
2010 PROXY STATEMENT material link
2009 ANNUAL REPORT TO SHAREHOLDERS material link
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING 12/31/2009 material link
TO CHANGE YOUR PROFILE AND/OR RECEIVE HARD COPIES OF PROXY MATERIALS IN THE FUTURE:
If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee and still wish to receive hard copies of these materials, you may contact AMERICAN FINANCIAL GROUP, INC.’s Investor Relations Department at (513) 579-6739 or e-mail AFGInvestorRelations@gaic.com
If you consented to receive proxy materials electronically through one of the methods described previously in this e-mail, then please follow the instructions in the next paragraph carefully:
If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:	M012345678901
If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com
This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.